UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   March 01, 2006
                                                 -------------------------------


                              ESCALADE, INCORPRATED
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)


             0-6996                                   13-2739290
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    (Commission File Number)               (IRS Employer Identification No.)


    251 Wedcor Avenue, Wabash, Indiana 46992                  46992
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    (Address of Principal Executive Offices)                (Zip Code)


                                 (260) 569-7208
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)      Departure of Director

On February 24, 2006, Keith P. Williams notified Escalade, Incorporated ("Escalade") that he would be retiring from Escalade's Board of Directors effective as of the date of Escalade's 2006 Annual Meeting of Stockholders expected to be held in April 2006 and thus, would not stand for re-election to the Board of Directors at such time.

Section 8 - Other Events

Item 8.01   Other Events.

On March 01, 2006, the Company issued a press release announcing that it had acquired substantially all of the assets of Family Industries, Inc.

On February 24, 2006, the Board of Directors increased the amount available in the Company's stock repurchase plan for purchasing Escalade stock to $3,000,000 and authorized the Company to purchase shares on the open market or in private negotiated transactions.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

         (c)      Exhibits

         EXHIBIT
         NUMBER       DESCRIPTION
         ------       -----------
          99.1        Press release dated March 01, 2006



                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, Escalade, Incorporated has duly caused this report to be signed on its behalf in Wabash, Indiana by the undersigned hereunto duly authorized.

Date:  March 01, 2006             ESCALADE, INCORPORATED

                                  By: /s/ TERRY D. FRANDSEN
                                      ------------------------------------------
                                      Vice President and Chief Financial Officer


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